UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 26, 2009 (October 23, 2009)

CIT GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31369	65-1051192
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

505 Fifth Avenue
New York, New York 10017
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 771-0505
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
On October 23, 2009, CIT Group Inc. (the “Company”) amended the terms of the exchange offers for certain of its outstanding debt securities and the exchange offers by CIT Group Funding Company of Delaware LLC for its outstanding debt securities and the terms of the concurrent solicitation of votes on a prepackaged bankruptcy plan of reorganization.
The Company is electing to furnish under Item 7.01 the information contained in Supplement No. 1 to the Amended Offering Memorandum, Disclosure Statement and Solicitation of Acceptances of a Prepackaged Plan of Reorganization. Supplement No. 1 to the Amended Offering Memorandum, Disclosure Statement and Solicitation of Acceptances of a Prepackaged Plan of Reorganization is set forth as Exhibit 99.1 to this Current Report on Form 8-K.
The information in this Form 8-K that is furnished under this “Item 7.01 Regulation FD Disclosure” and the related Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits:

Exhibit
Number	Description

99.1	Supplement No. 1 to the Amended Offering Memorandum, Disclosure Statement and Solicitation of Acceptances of a Prepackaged Plan of Reorganization, dated October 23, 2009.
Forward-Looking Statement
     This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All forward-looking statements (including statements regarding future financial and operating results) involve risks, uncertainties and contingencies, many of which are beyond CIT’s control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained in this document that are not clearly historical in nature are forward-looking, and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. Economic, business, funding market, competitive and/or regulatory factors, among others, affecting CIT’s businesses are examples of factors that could cause actual results to differ materially from those described in the forward-looking statements. More detailed information about these factors are described in CIT’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2008 and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2009. CIT is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 26, 2009

CIT GROUP INC.
By:	/s/ James P. Shanahan
	Name:	James P. Shanahan
	Title:	Senior Vice President and Chief Compliance Officer

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Supplement No. 1 to the Amended Offering Memorandum, Disclosure Statement and Solicitation of Acceptances of a Prepackaged Plan of Reorganization, dated October 23, 2009.